EXHIBIT 2.1


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                   ACCRUAL BASIS
CASE NUMBER:  01-39776-BJH-11

JUDGE:  Steven A. Felsenthal

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: December 31, 2001

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/                                               Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

James C. Williams                                     January 18, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


/s/                                                Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

James C. Williams                                     January 18, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-1
CASE NUMBER:  01-39776-BJH-11


COMPARATIVE BALANCE SHEET
                                                   SCHEDULE                 MONTH             MONTH            MONTH
                                                   AMOUNT
ASSETS                                                                          12/2001

1.       UNRESTRICTED CASH                                                      158,006
2.       RESTRICTED CASH                                                              -
3.       TOTAL CASH                                                             158,006
4.       ACCOUNTS RECEIVABLE (NET)                                              564,874
5.       INVENTORY                                                                   --
6.       NOTES RECEIVABLE                                                            --
7.       PREPAID EXPENSES                                                       151,275
8.       OTHER (ATTACH LIST)                                                         --
9.       TOTAL CURRENT ASSETS                                                   874,155
10.      PROPERTY, PLANT & EQUIPMENT                                          4,500,302
11.      LESS: ACCUMULATED
         DEPRECIATION / DEPLETION                                             2,730,254
12.      NET PROPERTY, PLANT &
         EQUIPMENT                                                            1,770,048
13.      DUE FROM INSIDERS                                                       74,630
14.      OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                             129,067
15.      OTHER (ATTACH LIST)                                                  1,017,323
16.      TOTAL ASSETS                                                         3,865,223
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                       221,688
18.      TAXES PAYABLE                                                           19,333
19.      NOTES PAYABLE                                                               --
20.      PROFESSIONAL FEES                                                            -
21.      SECURED DEBT                                                                 -
22.      OTHER (ATTACH LIST)                                                        750
23.      TOTAL POSTPETITION
         LIABILITIES                                                            241,771
PREPETITION LIABILITIES
24.      SECURED DEBT                                                         2,810,706
25.      PRIORITY DEBT                                                           60,090
26.      UNSECURED DEBT                                                       3,054,070
27.      OTHER (ATTACH LIST)                                                    760,954
28.      TOTAL PREPETITION LIABILITIES                                        6,685,820
29.      TOTAL LIABILITIES                                                    6,927,591
EQUITY
30.      PREPETITION OWNER'S EQUITY                                         (2,726,032)
31.      POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                     (336,336)
32.      DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)                                                         -
33.      TOTAL EQUITY                                                       (3,062,368)
34.      TOTAL LIABILITIES &
         OWNER'S EQUITY                                                       3,865,223



Case Name:  Alford Refrigerated Warehouses, Inc.                                                              MOR-1

Case No. 01-39776-BJH-11


14.      Capitalized Professional Fees net of Amortization                                             $    129,067

15.      Investment in Subsidiaries                                                                    $    941,057

         Deposits                                                                                            76,266
                                                                                                        -----------
                                                                                                        $ 1,017,323

22.      Deferred Revenue                                                                              $        750

27.      Deferred Income Taxes                                                                         $    697,039

         Deferred Revenue                                                                                    63,915
                                                                                                         ----------
                                                                                                       $    760,954


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-2
CASE NUMBER:  01-39776-BJH-11


INCOME STATEMENT
                                                          MONTH             MONTH             MONTH          QUARTER
                                                                                                              TOTAL
REVENUES                                                12/2001

1.       GROSS REVENUES                                       519,022                                            519,022
2.       LESS: RETURNS & DISCOUNTS                                  -                                                  -
3.       NET REVENUE                                          519,022                                            519,022
COST OF GOODS SOLD
4.       MATERIAL                                                   -                                                 --
5.       DIRECT LABOR                                               -                                                 --
6.       DIRECT OVERHEAD                                            -                                                  -
7.       TOTAL COST OF GOODS SOLD                                   -                                                  -
8.       GROSS PROFIT                                         519,022                                            519,022
OPERATING EXPENSES
9.       OFFICER / INSIDER COMPENSATION                        38,384                                             38,384
10.      SELLING & MARKETING                                        -                                                  -
11.      GENERAL & ADMINISTRATIVE                             561,436                                            561,436
12.      RENT & LEASE                                         206,222                                            206,222
13.      OTHER (ATTACHED)                                           -                                                  -
14.      TOTAL OPERATING EXPENSES                             806,042                                            806,042
15.      INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                   (287,020)                                          (287,020)
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME
         (ATT. LIST)                                                -                                                  -
17.      NON-OPERATING EXPENSE
         (ATT. LIST)                                                -                                                  -
18.      INTEREST EXPENSE                                       1,609                                              1,609
19.      DEPRECIATION / DEPLETION                              45,747                                             45,747
20.      AMORTIZATION                                           1,960                                              1,960
21.      OTHER (ATTACH LIST)                                        -                                                  -
22.      NET OTHER INCOME & EXPENSES                        (336,336)                                          (336,336)
REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                          -                                                  -
24.      U.S. TRUSTEE FEES                                          -                                                  -
25.      OTHER (ATTACH LIST)                                        -                                                  -
26.      TOTAL REORGANIZATION
         EXPENSES                                                   -                                                  -
27.      INCOME TAX                                                 -                                                  -
28.      NET PROFIT (LOSS)                                  (336,336)                                          (336,336)


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-3
CASE NUMBER:  01-39776-BJH-11


CASH RECEIPTS AND DISBURSEMENTS
                                                           MONTH            MONTH             MONTH          QUARTER
                                                                                                              TOTAL
                                                            12/2001

1.       CASH - BEGINNING OF MONTH                           (46,755)                                           (46,755)
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                             5,124                                              5,124
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION                                          477,443                                            477,443
4.       POSTPETITION                                         145,775                                            145,775
5.       TOTAL OPERATING RECEIPTS                             623,218                                            623,218
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                             -                                                  -
7.       SALE OF ASSETS                                             -                                                  -
8.       OTHER (ATTACH LIST)                                        -                                                  -
9.       TOTAL NON-OPERATING RECEIPTS                               -                                                  -
10.      TOTAL RECEIPTS                                       628,342                                            628,342
11.      TOTAL CASH AVAILABLE                                 581,587                                            581,587
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                          177,725                                            177,725
13.      PAYROLL TAXES PAID                                    73,903                                             73,903
14.      SALES, USE & OTHER TAXES PAID                              -                                                  -
15.      SECURED / RENTAL / LEASES                             44,499                                             44,499
16.      UTILITIES                                             10,134                                             10,134
17.      INSURANCE                                             34,065                                             34,065
18.      INVENTORY PURCHASES                                        -                                                  -
19.      VEHICLE EXPENSES                                           -                                                  -
20.      TRAVEL                                                   140                                                140
21.      ENTERTAINMENT                                              -                                                  -
22.      REPAIRS & MAINTENANCE                                 26,991                                             26,991
23.      SUPPLIES                                               8,389                                              8,389
24.      ADVERTISING                                                -                                                  -
25.      OTHER (ATTACH LIST)                                   47,735                                             47,735
26.      TOTAL OPERATING DISBURSEMENTS                        423,581                                            423,581
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                          -                                                  -
28.      U.S. TRUSTEE FEES                                          -                                                  -
29.      OTHER (ATTACH LIST)                                        -                                                  -
30.      TOTAL REORGANIZATION EXPENSES                              -                                                  -
31.      TOTAL DISBURSEMENTS                                  423,581                                            423,581
32.      NET CASH FLOW                                        158,006                                            158,006
33.      CASH - END OF MONTH                                  158,006                                            158,006





Case Name:  Alford Refrigerated Warehouses, Inc.                                                              MOR-3

Case No. 01-39776-BJH-11



25.      Bank Charges                                                                                     $     590

         Employee withholdings for Child Support, IRS Levy,
         401(K), Credit Union, Medical Premiums                                                              47,145
                                                                                                             ------
                                                                                                          $  47,735



                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-4
CASE NUMBER:  01-39776-BJH-11


ACCOUNTS RECEIVABLE ACCOUNTS
                                                                            MONTH             MONTH            MONTH
                                                                           12/2001

1.       0-30                                                                   286,739
2.       31-60                                                                  106,987
3.       61-90                                                                   21,868
4.       91+                                                                     49,490
5.       TOTAL ACCOUNTS RECEIVABLE                                              465,084
6.       AMOUNT CONSIDERED
         UNCOLLECTIBLE                                                               --
7.       ACCOUNTS RECEIVABLE (NET)                                              465,084



AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:      12/2001
                                                                                 -----------

TAXES PAYABLE                                                                                                    TOTAL

1.       FEDERAL                           -                --                  -                 -               -
2.       STATE                             -                 -                  -                 -               -
3.       LOCAL                           19,333              -                  -                 -             19,333
4.       OTHER
         (ATTACH LIST)                     -                --                  -                 -               -
5.       TOTAL TAXES
         PAYABLE                         19,333                                                                 19,333

6.       ACCOUNTS PAYABLE                14,970             100                 -                               15,070


STATUS OF POSTPETITION TAXES                                                    MONTH: 12/2001
                                                                                       -------

                                                         BEGINNING           AMOUNT            AMOUNT           ENDING
                                                            TAX            WITHHOLDING          PAID             TAX
FEDERAL                                                  LIABILITY         ON ACCOUNT                         LIABILITY

1.       WITHHOLDING**                                       -                  -                 -               --
2.       FICA-EMPLOYEE**                                     -                  -                 -               -
3.       FICA-EMPLOYER**                                     -                  -                 -               -
4.       UNEMPLOYMENT                                        -                  -                 -               -
5.       INCOME                                              -                  -                --               --
6.       OTHER (ATTACH LIST)                                 -                  -                 -               -
7.       TOTAL FEDERAL TAXES                                 -                  -                 -               -
STATE AND LOCAL
8.       WITHHOLDING                                         -                  -                 -               -
9.       SALES                                               -                  -                 -               -
10.      EXCISE                                              -                  -                 -               -
11.      UNEMPLOYMENT                                        -                  -                 -               -
12.      REAL PROPERTY                                      --               19,333              --             19,333
13.      PERSONAL PROPERTY                                   -                  -                 -               -
14.      OTHER (ATTACH LIST)                                 -                  -                 -               -
15.      TOTAL STATE & LOCAL                                 -               19,333               -             19,333
16.      TOTAL TAXES                                         -               19,333               -             19,333


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-5
CASE NUMBER:  01-39776-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                 MONTH: 12/2001

BANK RECONCILIATIONS                                   Account #1        Account #2        Account #3

A.       BANK                                           Comerica          Comerica           Compass
B.       ACCOUNT NUMBER                                1880803067        1880803091           39798
C.       PURPOSE (TYPE)                                   DIP               Cash            Operating
                                                                         Collateral
1.       BALANCE PER BANK STATEMENT                      56,395            14,459            112,387
2.       ADD: TOTAL DEPOSITS NOT
         CREDITED                                        5,308                -                 -
3.       SUBTRACT OUTSTANDING CHECKS                     12,207               -              18,265
4.       OTHER RECONCILING ITEMS                           -                  -              (3,034)
5.       MONTH END BALANCE PER BOOKS                     49,496            14,459            91,088
6.       NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS
                                                        DATE OF            TYPE OF          PURCHASE      CURRENT
BANK ACCOUNT NAME & NUMBER                              PURCHASE         INSTRUMENT           PRICE         VALUE

7.                                                                                                              --
8.                                                                                                              --
9.                                                                                                              --
10.                                                                                                             --
TOTAL INVESTMENTS                                                                                               --

CASH
     CURRENCY ON HAND

     TOTAL CASH END OF MONTH



                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-5
CASE NUMBER:  01-39776-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                 MONTH: 12/2001

BANK RECONCILIATIONS                                   Account #1         Account #2        Account #3       TOTAL

A.    BANK                                              Compass            Compass

B.    ACCOUNT NUMBER                                   050-1289-3          39796740
C.    PURPOSE
1.    BALANCE PER BANK STATEMENT                          775                 -                              184,016
2.    ADD: TOTAL DEPOSITS NOT CREDITED
                                                           -                  -                               5,308
3.    SUBTRACT OUTSTANDING CHECKS                          -                 180                              30,652
4.    OTHER RECONCILING ITEMS                              -                  -                              (3,034)
5.    MONTH END BALANCE PER BOOKS                         775               (180)                            155,638
6.    NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

BANK ACCOUNT NAMES & NUMBER                          DATE OF                     TYPE OF   PURCHASE         CURRENT
                                                   PURCHASE                   INSTRUMENT    PRICE            VALUE

7.                                                                                                              --
8.                                                                                                              --
9.                                                                                                              --
10.                                                                                                             --
TOTAL INVESTMENTS                                                                               --              --

CASH
      CURRENCY ON HAND                                                                                             2,368

      TOTAL CASH END OF MONTH                                                                                    158,006


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-6
CASE NUMBER:  01-39776-BJH-11

                                                                                                    MONTH:  12/2001

PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

                               INSIDERS
                                         TYPE OF                 AMOUNT
                                         PAYMENT                  PAID

1.    J. C. Williams                        Salary               12,908           12,908
2.    K. R. Mcginnis                        Salary               12,915           12,915
3.    M. A. Oros                            Salary               1,923             1,923
4.
5.

TOTAL PAYMENTS TO                                                                      27,746
INSIDERS

                            PROFESSIONALS
                                     DATE OF COURT         AMOUNT                    AMOUNT    TOTAL         TOTAL
NAME                                 AUTHORIZED            APPROVED                   PAID    PAID TO       INCURRED
                                     PAYMENT                                                   DATE         & UNPAID

1.
2.
3.
4.
5.

TOTAL PAYMENTS
TO PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                     SCHEDULED             AMOUNTS                      TOTAL
           NAMED CREDITOR            MONTHLY               PAID DURING                 UNPAID
                                     PAYMENTS DUE          MONTH                     POSTPETITION

1.         AFCO                             20,109               20,109           22,113
2.         Cananwill, Inc.                  10,325               10,325           70,189
3.         Republic Group                    2,351               2,351            23,687
4.         Raymond Leasing                     -                 4,499            140,509
5.
6.         TOTAL                            32,785               37,284           256,498



                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-7
CASE NUMBER:  01-39776-BJH-11

                                                                                MONTH:  12/2001
QUESTIONNAIRE

                                                                                               YES              NO

1.         HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
           NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                     X
2.         HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
           THAN A DEBTOR IN POSSESSION ACCOUNT?                                                 X
3.         ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                     X
4.         HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                               X
5.         HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                               X
6.         ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                         X
7.         ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST
           DUE?                                                                                                 X
8.         ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                     X
9.         ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                           X
10.        ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                          X
11.        HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                    X
12.        ARE ANY WAGE PAYMENTS PAST DUE?                                                                      X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.
See Attached


INSURANCE
                                                                                               YES              NO

1.         ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
           OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                                       X
2.         ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                               X
3.         PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

All premiums to the carriers are paid, installments to the finance company for CGL & worker's comp. insurance are not paid current.


       TYPE OF POLICY          CARRIER                        PERIOD COVERED                PAYMENT AMOUNT
                                                                                            -------------
Property                      Chubb                         03/22/01 - 03/22/02           $141,194/Yr
Excess Property               Gulf                          03/22/01 - 03/22/02             30,000/Yr
Boiler & Mach                 Travelers                     03/22/01 - 03/22/02             11,292/Yr
CGL                           Republic                      08/01/01 - 08/01/02             19,912/Yr
Commercial Umb.               Republic                      08/01/01 - 08/01/02              6,329/Yr
Worker's Comp                 United Nat'l                  09/12/01 - 09/12/02            113,924/Yr




Case Name:  Alford Refrigerated Warehouses, Inc.                           MOR-7

Case No. 01-39776-BJH-11


2. DIP account was opened on 12/07/01, printed checks received on 12/20/01, commenced using account on 12/27/01.

3. Postpetition receivable due wholly owned subsidiary, Hilltop Acquisition Holding Corporation, for wages and insurance paid on their behalf in the amount of $6,109.88. Reimbursement will be made in January 2002.

4. Payments have been made for insurance financing installments and three ACH debits transacted the debtor's operating account. The creditor had been requested to stop the ACH debits. Payments are detailed on MOR-6.